                              LIFE & ANNUITY TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1995

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

LIFE & ANNUITY TRUST
ASSET ALLOCATION FUND

The Asset Allocation Fund is a professionally managed Fund, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). BZW Barclays Global Fund Advisors ("BGFA") serves as investment sub-adviser. BGFA and its predecessors are pioneers in the use of quantitative techniques in investment decision-making. The first model was developed in 1973 and BGFA and its predecessors have been managing assets with these techniques since 1977. Looking at the asset classes through the framework of a model gives the advantage of assessing the relative risk versus reward of stocks, bonds, and cash consistently through time.

PORTFOLIO MANAGEMENT INTERVIEW

Q. How did the Asset Allocation Fund perform in 1995?

A. The Asset Allocation Fund had a total return of 28.95% -- after fee waivers -- for the year ended December 31, 1995.

Q. This is a significant increase from the return posted one year earlier. What brought about this change?

A. The positive performance this year resulted from the remarkable performance of both the stock and bond markets.
In 1995, the stock market rallied to new highs -- the return for the S&P 500 was the highest since 1958 -- and the bond market also posted very strong returns. Because the Fund invested primarily in stocks and bonds during the year, it was able to capture the very strong returns offered by these markets.

Q. The Federal Reserve lowered the federal funds target rate by .25% in July and by another .25% in December. How did this affect the Fund's allocation and performance?

A. The cuts in the federal funds target rate this year signaled that the Federal Reserve Board believed the threat of inflation had been reduced. This was a primary cause of the strong gains in the bond market. The drop in interest rates helped fuel the strong rally for stocks. The drop in bond yields -- which measure the total return offered investors for holding bonds -- reduced the attractiveness of holding bonds relative to stocks or money market instruments. As a result, the Fund reduced its bond position during the year, thus realizing gains from the bond market rally. Any interest rate cuts in 1996 by the Federal Reserve should be positive for the stock and bond markets.

Q. How did the Fund's allocation change during the year and why?

A. The clear trend in the allocation changes in 1995 was the reduction of the Fund's bond allocation. The Fund began 1995 with 60% of its assets invested in bonds. The allocation was reduced by 20% in March and again by 20% in May in response to the rally in the bond market which caused bond yields to drop. Yields on long-term corporate bonds began 1995 at 8.47%, by mid-year the yield had fallen more than one-percent to 7.26%, and by the end of the year the yield stood at 6.61%. Most of the proceeds from the bond sales were invested in money market instruments, reflecting the model's view that the expected return on stocks was not high enough to fully offset their risk. The asset allocation model ended the year with a recommended allocation of 50% to stocks, 20% to bonds, and 30% to money market instruments. Due to the small size of the Fund, its exposure to equities was realized through the use of S&P 500 futures contracts instead of direct investments in all of the common stocks which comprise the S&P 500 Index. BGFA adopted this strategy to maximize the Fund's ability to meet its investment objective. The amount of futures contracts held by the Fund will vary depending on the allocation to stocks.

Q. Does the Fund's strategy indicate a correction in the securities markets during 1996?

A. The asset allocation model does not attempt to make short-term predictions, but instead seeks to identify long-term value across the stock and bond markets. The model does not attempt to determine exactly when or even how a market correction will occur, but rather to recognize when markets are relatively over- or under-valued. In that way, the Fund seeks to be correctly positioned when a market correction might occur. Today, the model indicates that the stock market is fairly valued relative to both bonds and cash, although both stocks and bonds are offering lower returns than they have averaged over the past ten years. According to the model, the under-weighting in bonds and over-weighting in money market instruments indicate that yields on long-term bonds are not compensating investors adequately for the interest rate risk in bonds.

Q. How will the change in sub-advisor to BGFA affect the management of the Fund?

A. Barclays has advised the Board of Directors that it intends to continue providing sub-advisory services to the Fund using the same management team, investment professionals and resources as before the change. They have further advised the Board that they do not anticipate material changes to Fund's investment philosophy, policies or strategies.

LIFE & ANNUITY TRUST
ASSET ALLOCATION FUND

--------------------------------------------------------------------------------

                       COMPARISON OF A $10,000 INVESTMENT

                AA      Lehman  IBC     S&P500
                ------------------------------
                10,000  10,000  10,000  10,000
                 9,940   9,934  10,028  10,164
6/94             9,796   9,840  10,058   9,915
                10,107  10,173  10,090  10,241
                10,248  10,098  10,123  10,660
9/94             9,964   9,780  10,158  10,400
                10,055   9,746  10,195  10,633
                 9,954   9,803  10,234  10,246
12/94           10,113   9,954  10,277  10,398
                10,384  10,209  10,322  10,668
                10,707  10,499  10,369  11,083
3/95            10,894  10,590  10,416  11,409
                11,137  10,778  10,464  11,745
                11,686  11,605  10,512  12,214
6/95            11,870  11,740  10,580  12,497
                12,031  11,553  10,608  12,911
                12,127  11,809  10,654  12,944
9/95            12,438  12,026  10,701  13,490
                12,514  12,363  10,747  13,442
                12,860  12,672  10,794  14,031
12/95           13,041  13,009  10,841  14,301


Total Return for the year ended December 31, 1995: 28.95%

Average Annual Return Since Inception: 16.38%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Asset Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more or less than their original cost.

      6. During 1995, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                                INTEREST        MATURITY
PRINCIPAL                              SECURITY NAME                              RATE            DATE             VALUE
                 U.S. TREASURY BONDS (20.71%)
$  100,000       U.S. Treasury Bonds                                              7.13%         02/15/23        $   114,219
   500,000       U.S. Treasury Bonds                                              7.25          05/15/16            570,938
   200,000       U.S. Treasury Bonds                                              7.25          08/15/22            231,562
   300,000       U.S. Treasury Bonds                                              7.63          02/15/25            366,562
   550,000       U.S. Treasury Bonds                                              7.88          02/15/21            677,015
 1,200,000       U.S. Treasury Bonds                                              8.00          11/15/21          1,501,873
   200,000       U.S. Treasury Bonds                                              8.75          05/15/17            264,562
   650,000       U.S. Treasury Bonds                                              8.75          08/15/20            872,015
   400,000       U.S. Treasury Bonds                                              8.88          02/15/19            539,624
   100,000       U.S. Treasury Bonds                                              9.00          11/15/18            136,281
                                                                                                                -----------
                 TOTAL U.S. TREASURY BONDS                                                                      $ 5,274,651
                 (Cost $4,649,589)
                 U.S. TREASURY BILLS (78.55%)
$1,994,000       U.S. Treasury Bills +                                            4.06%*        01/11/96        $ 1,990,829
 2,265,000       U.S. Treasury Bills +                                            4.54 *        01/18/96          2,259,205
 5,656,000       U.S. Treasury Bills +                                            4.74 *        02/08/96          5,624,348
   177,000       U.S. Treasury Bills                                              4.78 *        02/29/96            175,642
   733,000       U.S. Treasury Bills +                                            4.81 *        02/22/96            728,002
 9,082,000       U.S. Treasury Bills +                                            5.03 *        03/07/96          9,002,133
   227,000       U.S. Treasury Bills                                              5.06 *        03/14/96            224,762
                                                                                                                -----------
                 TOTAL U.S. TREASURY BILLS                                                                      $20,004,921
                 (Cost $19,997,582)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $24,647,171)** (Notes 1 & 3)     99.26%                                                  $25,279,572
                 Other Assets and Liabilities, Net       0.74                                                       187,200
                                                       ------                                                   -----------
                 TOTAL NET ASSETS                      100.00%                                                  $25,466,772
                                                       ======                                                   ===========

--------------------------------------------------------------------------------
 * Yield to maturity.
 + These U.S. Treasury Bills are held in segregated accounts in connection with the Fund's holdings of S&P 500 futures contracts. See Note 1.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation         $714,968
                Gross Unrealized Depreciation          (82,567)
                                                      --------
                NET UNREALIZED APPRECIATION           $632,401
                                                      ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
GROWTH AND INCOME FUND

Brian K. Mulligan assumed responsibility as manager for the Growth and Income Fund on October 1, 1995. He is also co-manager of the Wells Fargo Core Equities Group. He is manager of the San Francisco Investment Office. Mr. Mulligan has been with Wells Fargo Bank since 1986. He was graduated from Skidmore College with a B.S. in business management. He is a Chartered Financial Analyst, and a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

PORTFOLIO MANAGER INTERVIEW

Q. How did the Growth and Income Fund perform in 1995?

A. The Growth and Income Fund had a total return of 29.19% -- after fee waivers -- for the year ended December 31, 1995.

Q. This is a significant increase from the return posted one year earlier. What brought about this change?

A. The reduction in interest rates at the beginning of the year changed the tone of the market for stocks. Companies took advantage of moderate economic growth by expanding their businesses and posted solid gains. Financial stocks, which benefit from lower interest rates, also responded positively.

Q. On what sectors of the stock market did you focus in 1995?

A. The Fund held technology companies like Intel, Digital Equipment, Compaq Computer and Ericsson (the telephone equipment provider). Late in December, as technology shares pulled back, we added Cisco Systems (a systems integrator) and Komag (an information storage company). Technology continues to provide companies with the productivity enhancing capabilities which allow further earnings gains. The financial industry saw significant consolidation in 1995. Several large companies will begin to benefit from a national and global strategy after solidifying their balance sheets in 1993-1994. For example, we recently added Charles Schwab as a diversified financial services provider offering all the traditional banking and brokerage services at low cost provider prices. Household International, our largest position, is reaping rewards from an expansion of consumer credit opportunities and an extension of its popular credit card business.

Q. Do you expect to focus in these same sectors in 1996?

A. Both technology and financial sectors are currently expected to do well in 1996. We have also added to our consumer sector by increasing the weighting in pharmaceutical, biotechnology, and drug retailing. Energy and gas stocks also may play a strong role as the cold winter, higher speed limits (which drive higher fuel consumption), and further restructuring at major oil firms continues. Although companies like CUC International, Thermo Electron, Danaher, and Grace don't fit well into economic sectors, they do have attractive earnings (both historical and expected), solid management teams, and strong industry fundamentals.

Q. Can you discuss the investment strategy with which you manage the Fund?

A. The Fund is managed using a "core and trading" approach. The core, roughly 70% of the Fund, is invested in solid, long-term holdings with good earnings outlooks, strong management owners/teams, and attractive appreciation potential. The other 30% is trading-oriented and relies on recognizing those companies that have a greater value than investors currently realize. We hold these companies for a shorter time period, and look for earnings surprises, upcoming announcements of restructuring, new product introductions, de-mergers, to drive up their value.

LIFE & ANNUITY TRUST
GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                       COMPARISON OF A $10,000 INVESTMENT


                  GROWTH              S&P 500
                  ------              -------
                  10,000              10,000
                  10,110              10,164
6/94               9,888               9,915
                  10,189              10,241
                  10,511              10,660
9/94              10,422              10,400
                  10,502              10,633
                  10,260              10,246
12/94             10,447              10,398
                  10,508              10,668
                  10,994              11,083
3/95              11,237              11,409
                  11,390              11,745
                  11,930              12,214
6/95              12,209              12,497
                  12,589              12,911
                  12,794              12,944
9/95              13,223              13,490
                  12,801              13,442
                  13,325              14,031
12/95             13,497              14,301

Total Return for the Year Ended December 31, 1995: 29.19%
Average Annual Total Return Since Inception: 18.69%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

      2. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Growth and Income Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

      3. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      4. During 1995, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

SHARES                                       SECURITY NAME                                     COST             VALUE
              COMMON STOCKS (91.68%)
              ADVERTISING (1.50%)
  4,400       Omnicom Group                                                                 $  123,926       $   163,900

              AUTOMOBILE & RELATED (4.86%)
  6,100       Danaher Corp                                                                  $  186,479       $   193,675
  5,245       Ford Motor Co                                                                    150,604           152,105
  3,500       General Motors Corp                                                              162,945           185,063
                                                                                            ----------       -----------
                                                                                            $  500,028       $   530,843
              BASIC INDUSTRIES (5.50%)
  4,000       Grace (W R) & Co                                                              $  247,120       $   236,500
  2,620       Kimberly-Clark Corp                                                              163,649           216,805
  1,200       Monsanto Co                                                                      105,998           147,000
                                                                                            ----------       -----------
                                                                                            $  516,767       $   600,305
              BIOTECHNOLOGY (1.14%)
  2,000       Genzyme Corp -- General Division +                                            $  121,500       $   124,750
              COMMERCIAL SERVICES (2.68%)
  2,500       CUC International Inc +                                                       $   79,263       $    85,313
  4,700       Service Corp International                                                       192,923           206,800
                                                                                            ----------       -----------
                                                                                            $  272,186       $   292,113
              COMPUTER SOFTWARE (0.89%)
  2,500       Reynolds & Reynolds Co Class A                                                $   91,138       $    97,188
              COMPUTER SYSTEMS (9.01%)
  3,500       Cisco Systems Inc +                                                           $  228,981       $   261,188
  3,700       Compaq Computer Corp +                                                           164,867           177,600
  2,000       Digital Equipment Corp +                                                          92,271           128,250
  2,500       Hewlett Packard Co                                                               218,405           209,375
  4,500       Komag Inc +                                                                      265,313           207,563
                                                                                            ----------       -----------
                                                                                            $  969,837       $   983,976
              CONGLOMERATES (1.97%)
  3,700       Harsco Corp                                                                   $  184,739       $   215,063

              ELECTRICAL EQUIPMENT (4.67%)
  3,500       AMP Inc                                                                       $  134,224       $   134,313
  2,000       Motorola Inc                                                                     125,645           114,000
  3,500       Thermedics Inc +                                                                  68,648            97,125
  1,200       Xerox Corp                                                                       134,972           164,400
                                                                                            ----------       -----------
                                                                                            $  463,489       $   509,838

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

SHARES                                       SECURITY NAME                                     COST             VALUE
              ENERGY & RELATED (9.19%)
  1,500       Amoco Corp                                                                    $  105,713       $   107,813
  4,500       Anadarko Petroleum Corp                                                          194,877           243,563
  1,600       Mobil Corp                                                                       151,948           179,200
  5,980       Sonat Inc                                                                        183,985           213,038
  2,500       Texaco Inc                                                                       171,138           196,250
  2,500       Union Pacific Resources Group Inc +                                               52,500            63,438
                                                                                            ----------       -----------
                                                                                            $  860,161       $ 1,003,302
              FINANCE & RELATED (12.40%)
  2,500       BankAmerica Corp                                                              $  133,448       $   161,875
  3,000       Citicorp                                                                         171,424           201,750
  6,500       Household International Inc                                                      323,438           384,313
  5,500       MBNA Corp                                                                        199,077           202,813
 14,400       Mercury Financial Corp                                                           155,281           190,800
  2,500       Patriot American Hospitality Inc +                                                60,719            64,375
  1,500       Post Properties Inc                                                               46,275            47,813
  5,000       Schwab (Charles) Corp                                                            101,650           100,625
                                                                                            ----------       -----------
                                                                                            $1,191,312       $ 1,354,364
              FOOD & RELATED (4.94%)
  3,000       Anheuser-Busch Inc                                                            $  186,503       $   200,625
  4,750       Heinz (H J) Co                                                                   141,319           157,344
  2,000       Philip Morris Co Inc                                                             141,008           181,000
                                                                                            ----------       -----------
                                                                                            $  468,830       $   538,969
              GENERAL BUSINESS & RELATED (1.42%)
  3,400       Alco Standard Corp                                                            $  121,180       $   155,125

              HEALTHCARE (2.70%)
  4,500       United Healthcare Corp                                                        $  250,184       $   294,750

              MANUFACTURING PROCESSING (3.95%)
  3,200       Allied Signal Inc                                                             $  127,269       $   152,000
  3,000       Eastman Kodak Co                                                                 167,016           201,000
  1,500       Thermo Electron Corp +                                                            74,400            78,000
                                                                                            ----------       -----------
                                                                                            $  368,685       $   431,000
              MATERIAL MANUFACTURING (1.83%)
  5,600       Tyco International Inc                                                        $  151,099       $   199,500

              PHARMACEUTICALS (4.60%)
  4,500       Smithkline Beecham Plc ADR (UK)                                               $  245,255       $   249,750
  2,600       Warner Lambert Co                                                                220,889           252,517
                                                                                            ----------       -----------
                                                                                            $  466,144       $   502,267

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

SHARES                                       SECURITY NAME                                     COST             VALUE
              RETAIL & RELATED (7.32%)
  6,500       Lowe's Co Inc                                                                 $  209,833       $   217,750
 10,000       Mattel Inc                                                                       291,410           307,500
  8,000       Rite Aid Corp                                                                    209,194           274,000
                                                                                            ----------       -----------
                                                                                            $  710,437       $   799,250
              SEMICONDUCTORS (3.01%)
  5,800       Intel Corp                                                                    $  315,875       $   329,150

              TELECOMMUNICATIONS (5.98%)
  5,000       Alltel Corp                                                                   $  138,362       $   147,500
  2,500       AT & T Corp                                                                      159,565           161,875
  7,500       Comsat Corp                                                                      154,986           139,688
 10,500       Ericsson Telefonaktiebolaget L M Class B ADR                                     214,040           204,750
                                                                                            ----------       -----------
                                                                                            $  666,953       $   653,813
              TRANSPORTATION (2.12%)
  3,500       Union Pacific Corp                                                            $  224,789       $   231,000

              TOTAL COMMON STOCKS                                                           $9,039,259       $10,010,466

              PREFERRED STOCKS (0.82%)
              CONVERTIBLES (0.82%)
  5,000       First Chicago NBD Corp expires 02/15/1997                                     $   96,389       $    90,000

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                                   INTEREST       MATURITY
PRINCIPAL                                 SECURITY NAME                              RATE           DATE            VALUE
                 CORPORATE BONDS & NOTES (0.93%)
 $100,000        Magna International Inc                                             5.00%        10/15/02       $   102,000
                 TOTAL CORPORATE BONDS & NOTES                                                                   $   102,000
                 (Cost $100,000)

                 SHORT-TERM INSTRUMENTS (6.75%)

                 REPURCHASE AGREEMENTS (6.75%)
 $737,000        Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities                   5.75%        01/02/96       $   737,000
                 TOTAL REPURCHASE AGREEMENTS                                                                     $   737,000
                 (Cost $737,000)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $9,972,648)* (Notes 1 & 3)       100.18%                                                  $10,939,466
                 Other Assets and Liabilities, Net       (0.18)                                                      (19,874)
                                                        ------                                                   -----------
                 TOTAL NET ASSETS                       100.00%                                                  $10,919,592
                                                        ======                                                   ===========

--------------------------------------------------------------------------------
 + Non-income earning securities.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation        $1,163,689
                Gross Unrealized Depreciation          (196,871)
                                                     ----------
                NET UNREALIZED APPRECIATION          $  996,818
                                                     ==========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
MONEY MARKET FUND

Mark Kraschel and Madeline Gish are co-managers of the Life and Annuity Trust Money Market Fund.

Mr. Kraschel is Wells Fargo Bank's senior specialist for short-term taxable securities. He has specialized in bond investment applications for over a decade. He joined Wells Fargo Bank in 1988 after five years in fixed income management at First Boston Corporation. Mr. Kraschel holds a B.S. in business administration from the University of Oregon and an M.B.A. in finance from the University of San Francisco. He has been co-managing the Money Market Fund since its inception.

Ms. Gish joined Wells Fargo Bank in 1989 as the Fund coordinator for the Mutual Funds Division. Since joining the fixed income group in 1992, she has traded adjustable-rate mortgage securities in research and trading and is currently managing taxable liquidity funds. She holds a B.S. degree in business administration from the University of Kansas and is a Chartered Financial Analyst candidate.

PORTFOLIO MANAGER INTERVIEW

Q. How did the Money Market Fund perform during 1995?

A. For the seven-day period ended December 31, 1995, the current yield was 4.85% -- after fee waivers.

Q. What factors contributed to this Fund's yields in 1995?

A. After peaking in February, money market yields decreased steadily over the course of the year. The federal funds target rate declined by .25% in July and by another .25% in December. As a result, the Fund's yield fell by a similar amount. The Fund's yield would be expected to move in tandem with the federal funds target rate in 1996, and still remain an attractive alternative for investors seeking liquidity and capital preservation.

Q. What is the current composition of the Fund?

A. Currently, the Fund is composed of 96% U.S. Treasury bills and 4% repurchase agreements.

Q. What steps will you take during 1996 in anticipation of lower interest rates?

A. In anticipation of the Federal Reserve further easing target rates, the weighted average maturity, or the average length of time before the securities in a portfolio mature weighted by dollar values, has been extended in order to lock in current rates for a longer period of time. In 1996, if current market conditions prevail, we intend to maintain a longer average maturity in anticipation of lower interest rates.

--------------------------------------------------------------------------------
      1. The Money Market Fund seeks to maintain a constant net asset value of $1.00; however, there can be no assurance that it will be able to do so. Yields will vary with changes in market conditions.

      2. During 1995, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's yield would have been lower. Shares in the Fund are neither insured nor guaranteed by the U.S. Government or any other government agency, nor by Wells Fargo Bank.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                                 INTEREST        MATURITY
PRINCIPAL                                SECURITY NAME                             RATE            DATE            VALUE
                 U.S. TREASURY BILLS (91.16%)
$1,850,000       U.S. Treasury Bills                                               4.54%*        01/18/96        $1,845,392
   500,000       U.S. Treasury Bills                                               4.74*         02/08/96           497,163
 1,500,000       U.S. Treasury Bills                                               4.81*         02/22/96         1,489,427
 1,500,000       U.S. Treasury Bills                                               5.07*         04/18/96         1,476,612
                                                                                                                 ----------
                 TOTAL U.S. TREASURY BILLS                                                                       $5,308,594

                 REPURCHASE AGREEMENTS (3.93%)
$  229,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities                 5.75%         01/02/96        $  229,000

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $5,537,594)** (Note 1)         95.09%                                                     $5,537,594
                 Other Assets and Liabilities, Net     4.91                                                         285,754
                                                     ------                                                      ----------
                 TOTAL NET ASSETS                    100.00%                                                     $5,823,348
                                                     ======                                                      ==========

--------------------------------------------------------------------------------
 * Yield to maturity.

** Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
U.S. GOVERNMENT ALLOCATION FUND

The U.S. Government Allocation Fund is a professionally managed fund, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). BZW Barclays Global Fund Advisors ("BGFA") serves as investment sub-adviser. BGFA and its predecessors are pioneers in the use of quantitative techniques in investment decision-making. The first model was developed in 1973 and BGFA and its predecessors have been managing assets with these techniques since 1977. Looking at the asset classes through the framework of a model gives the advantage of assessing the relative risk versus reward of U.S. Treasury bonds, U.S. Treasury notes, and money market instruments consistently through time.

PORTFOLIO MANAGEMENT INTERVIEW

Q. How did the U.S. Government Allocation Fund perform in 1995?

A. The U.S. Government Allocation Fund had a total return of 14.40% for the year ended December 31, 1995.

Q. This is a significant increase from the return posted one year earlier. What brought about this change?

A. The economic story throughout 1995 was one of slow growth and low inflation, the combination of which has contributed to declining interest rates on long-term government bonds down from 7.80% to 5.90% at year-end. This large decline in interest rates resulted in a significant price appreciation for U.S. Government obligations. The Fund was well positioned throughout the year to capitalize on this bond rally while controlling the overall risk of the Fund. The price appreciation of the bonds along with the coupon income delivered a handsome return for the year.

Q. The Federal Reserve lowered the federal funds target rate by .25% in July and by another .25% in December. How did this affect the Fund?

A. In early July, the market rallied somewhat after the Federal Reserve target rate cut of .25%. However, with the Federal Reserve Chairman's positive comments during the third week of July on the renewed strength of the economy, interest rates rose rapidly. A strong economy would generally increase inflation which in turn would undermine the value of bonds. Bond prices fell across all maturities, and the Fund had a -0.20% return for the month of July. With the December rate cut, however, the bond market rallied decisively bringing down the 30-year bond yield to 5.95%, the lowest level in two years, and the Fund had a positive return of 1.00% for the month.

Q. Has the relationship between long-term and short-term interest rates changed significantly during 1995?

A. The relationship between short-term and long-term interest rates changed during 1995 primarily due to reports of low inflation and slowing growth. At the start of the year, long-term interest rates were more than 2% higher than short-term rates. The higher rate for longer term bonds reflected investor concerns about higher inflation rates in the future. As these concerns diminished through the first half of the year, longer term interest rates declined more than short-term rates to bring the interest rate difference down to about 1%. Through the second half of the year, long-term rates remained at about 1% over short-term rates.

Q. How did the Fund's allocation change during the year and why?

A. The Fund can invest in three different classes of debt instruments: short-term money market instruments, intermediate-term U.S. Treasury Notes and long-term U.S. Treasury bonds. At the start of the year the Fund was primarily invested in intermediate-term notes, as this sector of the bond market provided the best risk-adjusted yields. As yields came down in the first half of 1995, the allocation moved, first to 80% notes and 20% bills, before settling in May to 70% bills and 30% long-term bonds. This "barbell" position was gradually shortened to 80% bills and 20% bonds through the second half of the year. The yield curve position of the Fund strategy through the year has kept the overall interest rate risk of the Fund close to that of its benchmark, yet outperformed it by .50%.

Q. How has the federal budget debate affected confidence in U.S. Government obligations?

A. The disagreements expressed in the federal budget debate have made investors in long-term government bonds a bit more cautious. With the perception that these bonds have become more risky, investors now require an additional yield of about .25% to hold long-term bonds. However, when compared to the impact of the risk of an increase in inflation -- which generally requires a 1% to 2% additional yield to hold long-term bonds -- a .25% additional yield appears to be small.

Q. What is the Fund's strategy?

A. The Fund is designed to take advantage of the relative yields between long bonds, intermediate notes and money market securities. The model seeks to position the Fund to make the optimal allocation between short and long-term bonds so as to maximize return and control risk, regardless of the particular market environment. Over a full market cycle this strategy has delivered returns in excess of 2% over the benchmark. The strategy does not depend on expectations of interest rate increases or decreases in any given year.

Q. How will the change in investment sub-adviser to BGFA affect the management of the Fund?

A. Barclays has advised the Board of Directors that it intends to continue providing sub-advisory services to the Fund using the same management team, investment professionals and resources as before the change. They have further advised the Board that they do not anticipate material changes to Fund's investment philosophy, policies or strategies.

LIFE & ANNUITY TRUST
U.S. GOVERNMENT ALLOCATION FUND

--------------------------------------------------------------------------------

                       COMPARISON OF A $10,000 INVESTMENT

U.S. Government Allocation Fund

                US Allo Lehman  IBC     S&P500

4/94            10,000  10,000  10,000  10,000
                10,005   9,934  10,028  10,007
6/94            10,000   9,840  10,058  10,009
                10,164  10,173  10,090  10,139
                10,190  10,098  10,123  10,169
9/94            10,061   9,780  10,158  10,085
                10,054   9,746  10,195  10,088
                 9,985   9,803  10,234  10,042
12/94           10,041   9,954  10,277  10,074
                10,204  10,209  10,322  10,237
                10,449  10,499  10,369  10,433
3/95            10,518  10,590  10,416  10,490
                10,643  10,778  10,464  10,611
                10,955  11,605  10,512  10,911
6/95            11,029  11,740  10,560  10,983
                11,015  11,553  10,608  10,988
                11,109  11,809  10,654  11,076
9/95            11,209  12,026  10,701  11,150
                11,310  12,363  10,747  11,274
                11,388  12,672  10,794  11,412
12/95           11,487  13,009  10,841  11,526

Total Return for the Year Ended December 31, 1995: 14.40%
30 day SEC yield: 4.98% as of December 31, 1995.
Average Annual Total Return Since Inception: 8.24%.
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2-10 year notes.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the U.S. Government Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more of less than their original cost.

      6. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio during the 30 days ended December 31, 1995.

      7. During 1995, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns and yield would have been lower.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1995 PORTFOLIO OF INVESTMENTS

                                                                                INTEREST        MATURITY
PRINCIPAL                                SECURITY NAME                            RATE            DATE            VALUE
                 U.S. TREASURY SECURITIES (19.48%)
                 U.S. TREASURY BONDS (19.48%)
$  550,000       U.S. Treasury Bonds                                               7.88%        02/15/21        $  677,015
   150,000       U.S. Treasury Bonds                                               8.75         05/15/20           200,765
    50,000       U.S. Treasury Bonds                                               9.00         11/15/18            68,141
                                                                                                                ----------
                                                                                                                $  945,921
                 TOTAL U.S. TREASURY SECURITIES                                                                 $  945,921
                 (Cost $891,966)

                 SHORT-TERM INSTRUMENTS (79.74%)
                 U.S. TREASURY BILLS (79.74%)
$  561,000       U.S. Treasury Bills                                               4.06%*       01/11/96        $  560,108
   583,000       U.S. Treasury Bills                                               4.54*        01/18/96           581,508
   788,000       U.S. Treasury Bills                                               4.74*        02/08/96           783,590
    27,000       U.S. Treasury Bills                                               4.78*        02/29/96            26,793
   324,000       U.S. Treasury Bills                                               4.81*        02/22/96           321,791
 1,551,000       U.S. Treasury Bills                                               5.03*        03/07/96         1,537,361
    61,000       U.S. Treasury Bills                                               5.06*        03/14/96            60,398
                                                                                                                ----------
                                                                                                                $3,871,549
                 TOTAL SHORT-TERM INSTRUMENTS                                                                   $3,871,549
                 (Cost $3,870,247)

                 TOTAL INVESTMENTS IN SECURITIES
                 Cost ($4,762,213)** (Notes 1 and 3)  99.22%                                                    $4,817,470
                 Other Assets and Liabilities, Net     0.78                                                         37,683
                                                     ------                                                     ----------
                 TOTAL NET ASSETS                    100.00%                                                    $4,855,153
                                                     ======                                                     ==========

--------------------------------------------------------------------------------
 * Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation        $55,362
                Gross Unrealized Depreciation           (105)
                                                     -------
                NET UNREALIZED APPRECIATION          $55,257
                                                     =======

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                         Asset           Growth and           Money           U.S. Government
                                                       Allocation          Income             Market            Allocation
                                                          Fund              Fund               Fund                Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
In securities, at identified cost (Note 3)            $24,647,171         $9,972,648        $5,537,594             $4,762,213
In securities, at market value                        $25,279,572        $10,939,466        $5,537,594             $4,817,470
Cash                                                          358              1,780             1,497                    743
Variation margin of financial futures contracts            14,900                  0                 0                      0
Receivables:
  Dividends and interest                                   88,558             18,312                36                 18,636
  Due from administrator (Note 2)                          10,546                  0            13,066                 10,477
  Investment securities sold                                    0            306,827                 0                      0
  Fund shares sold                                        369,704            278,554           307,370                 42,693
Organization expenses, net of amortization                 33,661             34,328            35,213                 34,556
Prepaid expenses                                            6,299              4,098                 0                    373
TOTAL ASSETS                                           25,803,598         11,583,365         5,894,776              4,924,948
LIABILITIES
Payables:
  Investment securities purchased                               0            573,136                 0                      0
  Distribution to shareholders                            278,637             40,471            20,881                 19,497
  Organizational costs                                     38,473             38,473            38,473                 38,473
  Due to administrator                                      4,972              1,611               652                    488
Due to advisor                                                  0              7,800                 0                      0
Accrued expenses                                           14,744              2,282            11,422                 11,337
TOTAL LIABILITIES                                         336,826            663,773            71,428                 69,795
NET ASSETS                                            $25,466,772        $10,919,592        $5,823,348             $4,855,153
Net assets consist of:
Paid-in capital                                        24,319,785          9,923,130         5,823,348              4,799,848
Undistributed net realized gain on investments            330,811             29,644                 0                     48
Net unrealized appreciation of futures contracts          183,775                  0                 0                      0
Net unrealized appreciation of investments                632,401            966,818                 0                 55,257
NET ASSETS                                            $25,466,772        $10,919,592        $5,823,348             $4,855,153
COMPUTATION OF NET ASSET
  VALUE AND OFFERING PRICE (NOTE 4):
Net assets                                            $25,466,772        $10,919,592        $5,823,348             $4,855,153
Shares outstanding                                      2,259,262            845,941         5,823,351                471,204
Net asset value and offering price                         $11.27             $12.91             $1.00                 $10.30
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                          Asset           Growth and          Money           U.S. Government
                                                        Allocation          Income            Market            Allocation
                                                           Fund              Fund              Fund                Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                  $     0          $104,224            $    0                 $    0
Interest                                                   853,721            29,974           122,606                136,387
TOTAL INCOME                                               853,721           134,198           122,606                136,387
EXPENSES (NOTE 2):
Advisory fees                                               85,107            19,169             9,854                 12,949
Custody fees                                                     0             7,208             2,107                      0
Portfolio accounting fees                                        0            27,740            25,567                      0
Transfer Agency fees                                         7,133             2,681             1,095                  1,079
Administration fees                                          4,255             1,770               657                    647
Amortization of organization expenses                       10,424            10,424            10,424                 10,424
Legal and audit                                             53,410            26,768            22,622                 17,099
Registration fees                                              778               881                 0                      0
Directors fees                                              11,250            11,250            11,250                 11,250
Other                                                        1,056               986               853                      0
TOTAL EXPENSES                                             173,413           108,877            84,429                 53,448
Less: Waived Fees and Reimbursed Expenses (Note 2)        (115,555)          (85,505)          (75,181)               (43,665)
Net expenses                                                57,858            23,372             9,248                  9,783
NET INVESTMENT INCOME                                      795,863           110,826           113,358                126,604
REALIZED AND
  UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on sale of investments                 1,687,439           158,953               409                 58,078
Net unrealized appreciation of futures contracts           171,775                 0                 0                      0
Net unrealized appreciation of investments                 718,398           947,667                 0                 69,148
NET GAIN ON INVESTMENTS                                  2,577,612         1,106,620               409                127,226
NET INCREASE IN NET
  ASSETS RESULTING
  FROM OPERATIONS                                       $3,373,475        $1,217,446          $113,767               $253,830
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                         Asset                         Growth and
                                                                      Allocation                         Income
                                                                         Fund                             Fund
                                                               -------------------------        -------------------------
                                                                For the         For the          For the         For the
                                                                 Year            Period           Year            Period
                                                                 Ended           Ended            Ended           Ended
                                                               Dec. 31,         Dec. 31,        Dec. 31,         Dec. 31,
                                                                 1995            1994*            1995            1994**
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                          $795,863        $184,556         $110,826         $20,607
  Net realized gain (loss) on sale of investments               1,687,439         (15,774)         158,953          (6,889)
  Net unrealized appreciation of futures contract                 171,775          12,000                0               0
  Net unrealized appreciation (depreciation)
    of investments                                                718,398         (85,996)         947,667          19,151
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     3,373,475          94,786        1,217,446          32,869
Distributions to shareholders:
  From net investment income                                     (795,863)       (184,556)        (110,826)        (20,607)
  From net realized capital gain                               (1,266,518)        (74,335)        (122,419)              0
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                    15,133,424       7,716,275        7,617,935       2,169,419
  Net asset value of shares issued in reinvestment
    of dividend distributions                                   2,062,380         258,893          233,244          20,607
  Cost of shares redeemed                                        (503,715)       (372,474)         (52,261)        (90,816)
  Net increase in net assets resulting from
    capital share transactions (Note 4)                        16,692,089       7,602,694        7,798,918       2,099,210
INCREASE IN NET ASSETS                                         18,003,183       7,438,589        8,783,119       2,111,472
NET ASSETS
Beginning net assets                                            7,463,589          25,000        2,136,472          25,000
ENDING NET ASSETS                                             $25,466,772      $7,463,589      $10,919,592      $2,136,472
SHARES ISSUED AND REDEEMED
  Shares sold                                                   1,352,899         777,328          624,798         211,849
  Shares issued in reinvestment of dividends and
    distributions                                                 182,663          26,593           18,398           2,007
  Shares redeemed                                                 (45,222)        (37,498)          (4,706)         (8,905)
NET INCREASE IN SHARES OUTSTANDING                              1,490,340         766,423          638,490         204,951
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 * The Fund commenced operations on April 15, 1994.
** The Fund commenced operations on April 12, 1994.

LIFE & ANNUITY TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   U.S. Government
                                                                 Money                               Allocation
                                                                Market                                  Fund
                                                                 Fund                      -------------------------------
                                                    -------------------------------         For the
                                                   For the Year                              Year
                                                      Ended          For the Period          Ended         For the Period
                                                     Dec. 31,            Ended             Dec. 31,             Ended
                                                       1995         Dec. 31, 1994***         1995         Dec. 31, 1994****
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                $113,358            $24,035           $126,604           $26,658
  Net realized gain (loss) on sale
    of investments                                          409                  5             58,078           (17,226)
  Net unrealized appreciation (depreciation)
    of investments                                            0                  0             69,148           (13,891)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                       113,767             24,040            253,830            (4,459)
Distributions to shareholders:
  From net investment income                          (113,358)            (24,035)         (126,604)           (26,658)
  From net realized capital gain                          (409)                 (5)          (40,804)                 0
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                           6,635,924          3,110,954          3,905,350           948,941
  Net asset value of shares issued in
    reinvestment
    of dividend distributions                           113,769             24,040            167,408            26,658
  Cost of shares redeemed                           (2,417,893)         (1,668,446)         (169,600)          (103,909)
Net increase in net assets resulting from
  capital share transactions (Note 4)                 4,331,800          1,466,548          3,903,158           871,690
INCREASE IN NET ASSETS                                4,331,800          1,466,548          3,989,580           840,573
NET ASSETS
Beginning net assets                                  1,491,548             25,000            865,573            25,000
ENDING NET ASSETS                                    $5,823,348         $1,491,548         $4,855,153          $865,573
SHARES ISSUED AND REDEEMED
  Shares sold                                         6,635,924          3,110,954            381,576            95,072
  Shares issued in reinvestment of dividends and
    distributions                                       113,769             24,040             16,384             2,724
  Shares redeemed                                   (2,417,893)         (1,668,446)          (16,619)           (10,432)
NET INCREASE IN SHARES OUTSTANDING                    4,331,800          1,466,548            381,341            87,364
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 *** The Fund commenced operations on May 19, 1994.
**** The Fund commenced operations on April 26, 1994.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         Asset Allocation Fund                                 Growth and Income Fund
                                                          From inception                                         From inception
                                Year ended                 on April 15,                Year ended                 on April 12,
                               December 31,              1994 to Dec. 31,             December 31,              1994 to Dec. 31,
                                   1995                        1994                       1995                        1994
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of period                       $  9.71                     $10.00                     $ 10.30                    $  10.00
Income from investment
  operations:
Net investment income                0.55                       0.30                        0.22                        0.14
Net realized and unrealized
  gains/(losses) on
  investments                        2.21                      (0.19)                       2.77                        0.30
                                  -------                     ------                     -------                      ------
Total from investment
  operations                         2.76                       0.11                        2.99                        0.44
Less distributions:
Dividends from net
  investment income                 (0.55)                     (0.30)                      (0.22)                      (0.14)
Distributions from realized
  capital gains                     (0.65)                     (0.10)                      (0.16)                       0.00
                                  -------                     ------                     -------                      ------
Total from distributions            (1.20)                     (0.40)                      (0.38)                      (0.14)
                                  -------                     ------                     -------                      ------
Net Asset Value, End of
  period                          $ 11.27                     $ 9.71                     $ 12.91                    $  10.30
                                  =======                     ======                     =======                      ======
Total Return (not
  annualized)                      28.95%                      1.13%                      29.19%                       4.47%
Ratios/Supplemental Data:
Net assets, end of period
  (000)                           $25,467                     $7,464                     $10,920                    $  2,136
Number of shares
  outstanding, end of
  period (000)                      2,259                        769                         846                         207
Ratios to average net
  assets (annualized):
Ratio of expenses to
  average net assets(1)             0.41%                      0.00%                       0.43%                       0.00%
Ratio of net investment
  income to average net
  assets(2)                         5.58%                      6.30%                       2.05%                       3.00%
Portfolio turnover                    97%                         0%                         84%                         21%
---------------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses             1.22%                      2.24%                       2.02%                      10.18%
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses                        4.77%                      4.06%                       0.46%                     (7.18)%
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            Money Market Fund                              U.S. Government Allocation Fund
                                                           From inception                                        From inception
                                 Year ended                  on May 19,                 Year ended                on April 26,
                                December 31,              1994 to Dec. 31,             December 31,             1994 to Dec. 31,
                                    1995                        1994                       1995                       1994
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of period                        $  1.00                     $ 1.00                     $ 9.63                    $  10.00
Income from investment
  operations:
Net investment income                 0.05                       0.03                       0.60                        0.40
Net realized and unrealized
  gains/(losses) on
  investments                         0.00                       0.00                       0.77                       (0.37)
                                    ------                     ------                     ------                      ------
Total from investment
  operations                          0.05                       0.03                       1.37                        0.03
Less distributions:
Dividends from net
  investment income                  (0.05)                     (0.03)                     (0.60)                      (0.40)
Distributions from realized
  capital gains                       0.00                       0.00                      (0.10)                       0.00
                                    ------                     ------                     ------                      ------
Total from distributions             (0.05)                     (0.03)                     (0.70)                      (0.40)
                                    ------                     ------                     ------                      ------
Net Asset Value, End of
  period                           $  1.00                     $ 1.00                     $10.30                    $   9.63
                                    ======                     ======                     ======                      ======
Total Return (not
  annualized)                        5.41%                      2.71%                     14.40%                       0.41%
Ratios/Supplemental Data:
Net assets, end of period
  (000)                            $ 5,823                     $1,492                     $4,855                    $    866
Number of shares
  outstanding, end of period
  (000)                              5,823                      1,492                        471                          90
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)                      0.42%                      0.00%                      0.45%                       0.00%
Ratio of net investment
  income to average net
  assets(2)                          5.15%                      4.63%                      5.82%                       7.35%
Portfolio turnover                     N/A                        N/A                       405%                        130%
---------------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses              3.83%                     11.43%                      2.46%                      12.73%
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses                         1.74%                    (6.80)%                      3.81%                     (5.38)%
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

1.   SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION. Life and Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Trust was organized as a Delaware business trust on October 28, 1993. The Trust consists of four separate diversified funds (the "Funds"): the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund, and the U.S. Government Allocation Fund. These Funds invest in a range of securities, generally including money market instruments, equities and U.S. Government securities.

     The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

INVESTMENT POLICY AND SECURITY VALUATION

     For all of the Funds, except the Money Market Fund, investments in securities, for which the primary market is a national securities exchange or the Nasdaq National Market System, are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued in a range between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by procedures set by the Board of Trustees.

     The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will be able to do so. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

     Cash or high-quality money market instruments relating to firm commitment purchase agreements and/or futures contracts are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized as required by the Internal Revenue Code (the "Code").

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The adviser pools the Funds' cash and invests in repurchase agreements entered into by the Funds. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds at December 31, 1995 are collateralized by U.S. Treasury or federal agency obligations. The repurchase agreements were entered into on December 29, 1995.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from any net investment income of the Asset Allocation Fund and the Growth and Income Fund are declared and distributed quarterly. Dividends of the U.S. Government Allocation Fund are declared and distributed monthly. Dividends of the Money Market Fund are declared daily and distributed monthly. Any dividends to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

     The Trust's policy with respect to each Fund is to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's taxable income and any net realized capital gains to its shareholders. Accordingly, there is no provision for federal or state income taxes.

FUTURES CONTRACTS

     The Asset Allocation Fund and the U. S. Government Allocation Fund may purchase futures contracts to gain exposure to market changes as this procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation Fund and the U.S. Government Allocation Fund may be required to segregate cash or high-quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. On December 31, 1995 the Asset Allocation Fund held the following futures contracts:

                                                                                Notional            Net Unrealized
                                                                                Contract            Appreciation/
            Contracts             Type               Expiration Date             Value              (Depreciation)
               ------------------------------------------------------------------------------------------------
               38             S&P 500 Index               March 1996            11,750,550                 (4,550)
                4             S&P 500 Index                June 1996          $  1,248,100                $188,325

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

     The Life & Annuity Trust Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $480,000.

ORGANIZATION EXPENSES

     Stephens Inc. ("Stephens"), the Funds' administrator and distributor, has charged the Funds for expenses incurred in connection with the organization and initial registration of the Funds. Organizational expenses of $38,473 for each fund are payable to Stephens as of December 31, 1995. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund commenced operations. In the event that any of the initial interests are redeemed during the 60 month amortization period, Stephens will reimburse the Funds for the unamortized balance of the organizational costs in the same proportion as the number of interests reduced bears to the number of initial interests outstanding at the time of redemption.

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

     The Trust has entered into advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the funds. Under the contracts with the Asset Allocation Fund and the U.S. Government Allocation Fund and with the Growth and Income Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee based on an annual rate of 0.45% of the average daily net assets.

     In connection with the Asset Allocation Fund and the U.S. Government Allocation Fund, the Trust and WFB have entered into sub-advisory contracts with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of WFB. Wells Fargo Institutional Trust Company, N.A. ("WFITC"), a subsidiary of WFNIA, provides custody and portfolio accounting services for the Asset Allocation Fund and the U.S. Government Allocation Fund. WFITC is compensated for these services from the fees paid to WFNIA for its sub-advisory services. Pursuant to the sub-advisory contracts, WFB pays WFNIA the Asset Allocation Fund and the U.S. Government Allocation Fund annual sub-advisory fees equal to .20% and .15% of the average daily net assets, respectively.

     The Trust has also entered into contracts on behalf of the Growth and Income Fund and the Money Market Fund with WFB for custody servicing and portfolio accounting functions. WFB is entitled to be compensated for custody services based on an annual rate of 0.0167% of the average daily net assets of the Funds, plus transaction charges. For portfolio accounting services, WFB is compensated at a base rate of $2,000 monthly plus 0.07% for the first $50 million, 0.045% for the next $50 million and 0.02% for the net assets over $100 million.

     The Trust has entered into a contract on behalf of each Fund with WFB whereby WFB provides transfer agent servicing functions for each of the Funds. Under the contract, WFB is entitled to an annual rate of 0.05% of each Fund's average daily net assets unless the net assets of a Fund are under $20 million. For as long as its net assets remain under $20 million, a Fund will not be charged any transfer agent fees by WFB.

     The Trust has entered into an administration agreement on behalf of the Funds with Stephens. Under the agreement, Stephens provides supervisory and administrative services to the Funds. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

     Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced WFNIA as investment sub-adviser to the Asset Allocation Fund and the U.S. Government Allocation Fund. BGFA was created by the reorganization of WFNIA with and into an affiliate of WFITC. Pursuant to a sub-advisory contract with each Fund and subject to the overall supervision of Wells Fargo Bank, the investment adviser to each Fund, BGFA is responsible for day-to-day portfolio management of each Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Fund's portfolio. BGFA is entitled to receive monthly fees at an annual rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation Fund and U.S. Government Allocation Fund, respectively, as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996 BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management. As of January 1, 1996, WFB provides investment advisory services for approximately $33 billion of assets.

     Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to the Asset Allocation Fund and the U.S. Government Allocation Fund. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its services to the Funds so long as BGFA is entitled to receive fees for providing investment sub-advisory services to such Funds. The principal business address of BGI is 45 Fremont Street, San Francisco,
California 94105.

WAIVED FEES AND REIMBURSED EXPENSES

     The following amounts of fees and expenses have been waived and/or reimbursed for the year ended December 31, 1995:

                                                                                               Waived and
                                                                        Waived Fees          Reimbursed Fees
                                FUND                                       by WFB           by Administrator            Total
   ---------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund................................................     $ 92,240                    $23,315             $115,555
Growth and Income Fund...............................................       56,798                     28,707               85,505
Money Market Fund....................................................       38,623                     36,558               75,181
U. S. Government Allocation Fund.....................................       14,028                     29,637               43,665

--------------------------------------------------------------------------------

     Waived fees and reimbursed expenses continue at the discretion of Wells Fargo Bank and the administrator.

     All of the officers and certain of the directors of the Trust are also officers of Stephens. As of December 31, 1995, Stephens owned 2,893 shares of the Asset Allocation Fund; 2,614 shares of the Growth and Income Fund; 27,088 shares of the Money Market Fund and 2,788 shares of the U.S. Government Allocation Fund.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1995

3.   INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1995 were as follows:

                                                                    Asset              Growth and           U.S. Government
                                                                  Allocation             Income               Allocation
               AGGREGATE PURCHASES AND SALES OF:                     Fund                 Fund                   Fund
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                               $3,817,844           $        0                $3,105,715
  Sales proceeds                                                   3,966,021                    0                 3,089,983
OTHER SECURITIES:
  Purchases at cost                                                        0           11,326,334                         0
  Sales proceeds                                                           0            4,194,517                         0
-------------------------------------------------------------------------------------------------------------------------

     The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

     The Trust has authorized an unlimited number of no par value of interests. Capital share transactions for each of the Funds for the years ended December 31, 1995 and 1994 are disclosed in detail in the Statements of Changes in Net Assets.

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LIFE & ANNUITY TRUST:

    We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Asset Allocation Fund, Growth and Income Fund, Money Market Fund, and U.S. Government Allocation Fund (constituting Life & Annuity Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, and for the period from April 15, 1994 (date of inception) to December 31, 1994 for the Asset Allocation Fund, from April 12, 1994 (date of inception) to December 31, 1994 for the Growth and Income Fund, from May 19, 1994 (date of inception) to December 31, 1994 for the Money Market Fund, and from April 26, 1994 (date of inception) to December 31, 1994 for the U.S. Government Allocation Fund. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting Life & Annuity Trust as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

    A special meeting of interestholders was held on December 5, 1995 to vote on the following proposal for the Asset Allocation Fund and the U.S. Government Allocation Fund. The proposal received the required majority of votes and was adopted.

PROXY VOTING RESULTS
PROPOSAL (ASSET ALLOCATION FUND)

    To approve a new Sub-Advisory Contract for the Trust, on behalf of the Fund, with Wells Fargo Bank, N.A. as adviser, and BZW Global Advisors Investors, as sub-adviser.

 Units       Units        Units       Total Units
  For       Against     Abstained      Received
-------------------------------------------------
 764,884     13,049        40,344         818,277

PROPOSAL (U.S. GOVERNMENT ALLOCATION FUND)

 Units       Units        Units       Total Units
  For       Against     Abstained      Received
-------------------------------------------------
 158,432        250         2,536         161,218

                              LIFE & ANNUITY TRUST

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                       SUPPLEMENT DATED FEBRUARY 16, 1996
                        TO PROSPECTUS DATED MAY 1, 1995
               AS SUPPLEMENTED ON JUNE 23 AND SEPTEMBER 1, 1995,
                              AND JANUARY 2, 1996

    THE FOLLOWING TWO PARAGRAPHS REPLACE THE SEVENTH AND EIGHT PARAGRAPHS UNDER THE PROSPECTUS SECTION "THE FUNDS, MANAGEMENT AND SERVICING FEES -- INVESTMENT ADVISER":

    Robert Bissell has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since its inception, excluding the period from October 1, 1995 to February 14, 1996. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was vice president and investment counsel with M. H. Edie Investment Counseling where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

    Brian K. Mulligan has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since October 1, 1995. Mr. Mulligan is also co-manager of the Wells Fargo Core Equities Group. He is a vice president and manager of the San Francisco Investment office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utilities industries. Mr. Mulligan had been with Wells Fargo Bank since its merger with Crocker National Bank in 1986. Mr. Mulligan was graduated from Skidmore College with a B.S. degree in business management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

                                       111